Exhibit 21.1

NOBLE CORPORATION SUBSIDIARIES (as of February 25, 2021)

Name	Country of incorporation
Bully 1 (Switzerland) GmbH	Switzerland
Bully 1 (US) Corporation	Delaware
Bully 2 (Switzerland) GmbH	Switzerland
Frontier Driller Cayman, Ltd.	Cayman Islands
Frontier Driller Kft.	Hungary
Frontier Driller, Inc.	Delaware
Frontier Driller, Ltd.	Cayman Islands/Luxemburg
Maurer Technology LLC (fka Maurer Technology Incorporated)	Delaware
NDSI Holding Limited	Cayman Islands
NE do Brasil Participacoes E Investimentos Ltda.	Brazil
NE Drilling Servicos do Brasil Ltda.	Brazil
Noble (Servco) UK Limited	United Kingdom
Noble 2018-I Guarantor LLC	Delaware
Noble 2018-II Guarantor LLC	Delaware
Noble 2018-III Guarantor LLC	Delaware
Noble 2018-IV Guarantor LLC	Delaware
Noble Asset Mexico LLC	Delaware
Noble BD LLC	Delaware
Noble Bill Jennings LLC	Delaware
Noble Boudreaux Limited	Cayman Islands
Noble Campeche Limited	Cayman Islands
Noble Cayman Limited	Cayman Islands
Noble Cayman SCS Holding Limited	Cayman Islands
Noble Contracting II GmbH	Switzerland
Noble Contracting Offshore Drilling (M) Sdn Bhd	Malaysia
Noble Corporation (fka Noble Cayman II Corporation)	Cayman Islands
Noble Corporation Holding LLC	Delaware
Noble Corporation Holdings Ltd.	Cayman Islands
Noble Corporation Limited (fna Noble Corporation plc, fka Noble Corporation 2020 plc)	United Kingdom
Noble Deepwater (B) Sdn Bhd	Brunei
Noble Downhole Technology Ltd.	Cayman Islands
Noble Drilling (Carmen) Limited	Cayman Islands
Noble Drilling (Ghana) Limited	Ghana
Noble Drilling (Guyana) Inc.	Guyana
Noble Drilling (Jim Thompson) LLC	Delaware
Noble Drilling (Land Support) Limited	Scotland
Noble Drilling (Luxembourg) S.à r.l.	Luxembourg
Noble Drilling (Myanmar) Limited	Myanmar
Noble Drilling (Nederland) II B.V.	Netherlands
Noble Drilling (Norway) AS	Norway
Noble Drilling (TVL) Ltd.	Cayman Islands
Noble Drilling (U.S.) LLC	Delaware

Exhibit 21.1

NOBLE CORPORATION SUBSIDIARIES (as of February 25, 2021)

Noble Drilling Americas LLC	Delaware
Noble Drilling Arabia Company Ltd.	Saudi Arabia
Noble Drilling Arabia Services LLC	Delaware
Noble Drilling Contracting (Egypt) LLC	Egypt
Noble Drilling Doha LLC	Doha, Qatar
Noble Drilling Egypt LLC	Egypt
Noble Drilling Exploration Company LLC (fka Noble Drilling Exploration Company)	Delaware
Noble Drilling Holding LLC	Delaware
Noble Drilling Holdings (Cyprus) Limited	Cyprus
Noble Drilling International GmbH	Switzerland
Noble Drilling Mexico, S. De R.L. De C.V.	Mexico
Noble Drilling NHIL LLC	Delaware
Noble Drilling Offshore (Labuan) Pte Ltd.	Labuan, Malaysia
Noble Drilling Offshore Limited	Cayman Islands
Noble Drilling Services (Canada) Corporation	Nova Scotia, Canada
Noble Drilling Services 2 LLC	Delaware
Noble Drilling Services 3 LLC	Delaware
Noble Drilling Services 6 LLC	Delaware
Noble Drilling Services LLC (fka Noble Drilling Services Inc.)	Delaware
Noble Drilling Singapore Pte. Ltd	Singapore
Noble Drilling West Africa Limited	Nigeria
Noble Drillships 2 S.à r.l.	Luxembourg
Noble Drillships Holdings 2, Ltd.	Cayman Islands
Noble Drillships Holdings, Ltd.	Cayman Islands
Noble Drillships S.à r.l.	Luxembourg
Noble DT LLC	Delaware
Noble Eagle LLC (fka Noble Eagle Corporation)	Delaware
Noble Earl Frederickson LLC	Delaware
Noble Engineering & Development de Venezuela C.A.	Venezuela
Noble FDR Holdings Limited	Cayman Islands
Noble Finance Company (fka Noble Corporation)	Cayman Islands
Noble Finance Luxembourg S.à r.l.	Luxembourg
Noble Finco Limited (fka Noble Finco plc)	United Kingdom
Noble Gene Rosser Limited	Cayman Islands
Noble Holding (Luxembourg) S.à. r.l.	Luxembourg
Noble Holding (Switzerland) GmbH	Switzerland
Noble Holding (U.S.) Eagle LLC (fka Noble Holding (U.S.) Eagle Corporation)	Delaware
Noble Holding (U.S.) LLC	Delaware
Noble Holding Europe S.à r.l.	Luxembourg
Noble Holding International Limited	Cayman Islands
Noble Holding Land Support Limited	Scotland

Exhibit 21.1

NOBLE CORPORATION SUBSIDIARIES (as of February 25, 2021)

Noble International Finance Company	Cayman Islands
Noble International Services LLC	Delaware
Noble John Sandifer LLC (Cancelled 2/4/21)	Delaware
Noble Johnnie Hoffman LLC (Cancelled 2/4/21)	Delaware
Noble Leasing (Switzerland) GmbH	Switzerland
Noble Leasing III (Switzerland) GmbH	Switzerland
Noble Mexico Limited	Cayman Islands
Noble Mexico Services Limited	Cayman Islands
Noble NBD Cayman LP	Cayman Islands
Noble NBD GP Holding	Cayman Islands
Noble NBD LP Holding	Cayman Islands
Noble NDC Holding (Cyprus) Limited	Cyprus
Noble NEC Holdings Limited	United Kingdom
Noble North Africa Limited	Cayman Islands
Noble Offshore (Ireland) Limited	Ireland
Noble Offshore (North Sea) Ltd.	Cayman Islands
Noble Offshore Contracting Limited	Cayman Islands
Noble Offshore Mexico Limited	Cayman Islands
Noble Offshore Services de Mexico, S. de R.L. de C.V.	Mexico
Noble Resources Limited	Cayman Islands
Noble Rig Holding 2 Limited	Cayman Islands
Noble Rig Holding I Limited	Cayman Islands
Noble Rig Holdings Limited	Cayman Islands
Noble SA Limited	Cayman Islands
Noble SA LLC (Cancelled 2/4/21)	Delaware
Noble SCS Cayman LP	Cayman Islands
Noble Services Company LLC	Delaware
Noble Services International Limited	Cayman Islands
Sedco Dubai LLC	Dubai, UAE
Triton Engineering Services Company LLC (fka Triton Engineering Services Company)	Delaware
Triton Engineering Services Company, S.A.	Venezuela
Triton International de Mexico S.A. De C.V.	Mexico
Triton International LLC (fka Triton International, Inc.)	Delaware